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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 19, 2001




                            CENTURY BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       0-16234                52-1489098
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


1275 PENNSYLVANIA AVENUE, N.W., WASHINGTON, DC                     20004
  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (202) 496-4000
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                                      -2-

ITEM 5. OTHER EVENTS.

        Century Bancshares, Inc. made the press release attached hereto as
        Exhibit 99.1 on January 19, 2001.


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                                      -3-

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.

              The following material is filed as an exhibit to this Current Report on Form 8-K.

        Exhibit
        Number                  Description
        ------                  -----------
         99.1             Press Release dated January 19, 2001.


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                                      -4-

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CENTURY BANCSHARES, INC.


Dated:  January 19, 2001                  By: /s/ JOSEPH S. BRACEWELL
                                              -----------------------
                                                  Joseph S. Bracewell
                                                  President


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                                  EXHIBIT INDEX

    Exhibit
    Number                  Description
    ------                  -----------
     99.1         Press Release dated January 19, 2001.